Exhibit 99.02

CADENCE REPORTS THIRD QUARTER 2018
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY

October 22, 2018
Q3 2018 Key Takeaways
• Q3 results exceeded our expectations for revenue, operating margin, EPS and operating cash flow; raising outlook.
• Operating cash flow especially strong - raising outlook to midpoint of $565 million for 2018, which would be 20% growth over 2017.
• Repurchased $50 million of Cadence shares in Q3.
	Q4 2018 Outlook * (ASC Topic 606 Basis) • Revenue : $545 - $555 million. • GAAP operating margin: 18% to 19%. • Non-GAAP operating margin: 29% to 30%. • GAAP EPS: $0.27 - $0.29 • Non-GAAP EPS: $0.46 - $0.48	Q3 2018 KEY METRICS
• Revenue $532 million • GAAP operating margin 19% • Non-GAAP operating margin 32% • GAAP EPS $0.35 • Non-GAAP EPS $0.49 • Operating cash flow $110 million

FY 2018 Outlook *
(ASC Topic 606 Basis)
• Revenue: $2.113 - $2.123 billion.
• GAAP operating margin: 17.8% - 18.3%.
• Non-GAAP operating margin: 29.5% - 30.0%.
• GAAP EPS: $1.15 - $1.17
• Non-GAAP EPS $1.80 - $1.82
• Operating cash flow: $550 - $580 million.
• Expect to repurchase $75 million of Cadence shares in Q4 2018.

FY 2018 Implied Outlook *
(ASC Topic 605 Basis at midpoint)
• Revenue: ~$2.130 billion.
• GAAP operating margin: ~18%.
• Non-GAAP operating margin: ~30%.
• GAAP EPS: ~$1.18
• Non-GAAP EPS: ~$1.85
• Operating cash flow: $550 - $580 million.
Financial Results Webcast

Our Q3 2018 financial results webcast will begin October 22, 2018 at 2:00 p.m. (Pacific). The webcast may be accessed at cadence.com/cadence/investor_relations. An archive of the webcast will be available on October 22, 2018 until 5:00 p.m. (Pacific) on December 14, 2018.

* As required by the new standard, Cadence will report revenue under both methods for the 2018 transition year.

October 22, 2018	Cadence Q3 2018 Financial Results	1

Cadence Design Systems, Inc.

Fourth Quarter 2018 Financial Outlook (ASC 606 Basis)

	ASC 606	ASC 606
	Q3 2018A	Q4 2018E

Total Revenue ($ Million)	$532.5	$545 - $555
Q/Q Growth	3%	2% - 4%

GAAP Operating Margin	19%	18% to 19%

Non-GAAP Operating Margin	32%	29% to 30%

GAAP EPS	$0.35	$0.27 - $0.29
Q/Q Growth	30%	(23)% - (17)%

Non-GAAP EPS	$0.49	$0.46 - $0.48
Q/Q Growth	9%	(6)% - (2)%

Fiscal Year 2018 Financial Outlook (ASC 606 Basis)

	Previous	Current
	ASC 606	ASC 606
	FY 2018E	FY 2018E

Revenue Recognized Over Time	~90%	~90%

Total Revenue ($ Billion)	$2.070 - $2.090	$2.113 - $2.123

Revenue from Beginning Backlog	70% - 75%	70% - 75%

GAAP Operating Margin	~16%	17.8% - 18.3%

Non-GAAP Operating Margin	~28%	29.5% - 30.0%

GAAP Other Income & Expense ($ Million)	$(26) - $(19)	$(20) - $(17)

Non-GAAP Other Income & Expense ($ Million)	$(28) - $(21)	$(23) - $(20)

GAAP Tax Rate	~13%	~10%

Non-GAAP Tax Rate	16%	16%

Weighted Average Diluted Shares Outstanding (Million)	280 - 284	281 - 283

GAAP EPS	$0.95 - $1.01	$1.15 - $1.17

Non-GAAP EPS	$1.64 - $1.70	$1.80 - $1.82

Cash Flow from Operations ($ Million)	$535 - $565	$550 - $580

DSO	~40	~45

Capital Expenditures ($ Million)	~$65	~$55

October 22, 2018	Cadence Q3 2018 Financial Results	2

Cadence Design Systems, Inc.

Fiscal Year 2018 Financial Outlook (ASC 605 Basis)

		Previous	Current
	ASC 605	ASC 605	ASC 605
	FY 2017A	FY 2018E	FY 2018E

Revenue Recognized Over Time	~90%	~90%	~90%

Total Revenue ($ Billion)	$1.943	~$2.105	~$2.130
Y/Y Growth	7%	8%	10%

Revenue from Beginning Backlog	~70%	70% - 75%	70% - 75%

GAAP Operating Margin	16.7%	~17.0%	~18.4%

Non-GAAP Operating Margin	27.5%	~29.0%	~30.1%

GAAP Other Income & Expense ($ Million)	$(8.9)	$(26) - $(19)	$(20) - $(17)

Non-GAAP Other Income & Expense ($ Million)	$(24.6)	$(28) - $(21)	$(23) - $(20)

GAAP Tax Rate	35%	12% - 13%	~11%

Non-GAAP Tax Rate	23%	16%	16%

Weighted Average Diluted Shares Outstanding (Million)	280.2	280 - 284	281 - 283

GAAP EPS	$0.73	~$1.06	~$1.18
Y/Y Growth	4%	45%	62%

Non-GAAP EPS	$1.40	~$1.74	~$1.85
Y/Y Growth	16%	24%	32%

Cash Flow from Operations ($ Million)	$470.7	$535 - $565	$550 - $580

DSO	36	~35	~43

Capital Expenditures ($ Million)	$57.9	~$65	~$55

Fiscal Year 2018 Financial Outlook (ASC 606 compared to ASC 605)

	ASC 606		ASC 605
	FY 2018E	Adjustments	FY 2018E

Revenue @ Midpoint	$2.118 billion	$12.0 million	$2.130 billion

Non-GAAP Operating Margin @ Midpoint	29.75%	0.35%	30.1%

Non-GAAP EPS @ Mid-point	$1.81	$0.04	$1.85

October 22, 2018	Cadence Q3 2018 Financial Results	3

Cadence Design Systems, Inc.

Third Quarter Financial Results
Revenue

	ASC 606	ASC 606	ASC 606
(In Thousands)	Q1 2018	Q2 2018	Q3 2018

Product and Maintenance	$480,609	$487,870	$494,990
Services	36,704	30,521	37,478
Total Revenue	$517,313	$518,391	$532,468

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Product and Maintenance	$451,229	$467,504	$486,789	$483,254	$489,485
Services	34,169	34,218	38,668	31,857	36,474
Total Revenue	$485,398	$501,722	$525,457	$515,111	$525,959
Y/Y Growth	9%	7%	10%	8%	8%

Revenue Mix by Geography

	ASC 606	ASC 606	ASC 606
(% of Total Revenue)	Q1 2018	Q2 2018	Q3 2018

Americas	45%	46%	44%
Asia	27%	26%	29%
Europe, Middle East and Africa	20%	20%	19%
Japan	8%	8%	8%
Total	100%	100%	100%

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(% of Total Revenue)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Americas	45%	44%	45%	45%	43%
Asia	27%	28%	26%	26%	30%
Europe, Middle East and Africa	19%	20%	21%	21%	19%
Japan	9%	8%	8%	8%	8%
Total	100%	100%	100%	100%	100%

October 22, 2018	Cadence Q3 2018 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Product Group

	ASC 606	ASC 606	ASC 606
(% of Total Revenue)	Q1 2018	Q2 2018	Q3 2018

Functional Verification	26%	23%	22%
Digital IC Design and Signoff	30%	30%	30%
Custom IC Design	26%	26%	26%
System Interconnect and Analysis	9%	9%	9%
IP	9%	12%	13%
Total	100%	100%	100%

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(% of Total Revenue)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Functional Verification	21%	23%	26%	23%	21%
Digital IC Design and Signoff	30%	29%	29%	29%	30%
Custom IC Design	28%	26%	26%	26%	27%
System Interconnect and Analysis	10%	10%	9%	10%	10%
IP	11%	12%	10%	12%	12%
Total	100%	100%	100%	100%	100%

Total Costs and Expenses

	ASC 606	ASC 606	ASC 606
(In Thousands)	Q1 2018	Q2 2018	Q3 2018

Total GAAP Costs and Expenses	$431,480	$425,335	$428,838
Total Non-GAAP Costs and Expenses	$373,753	$364,084	$361,981

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Total GAAP Costs and Expenses	$405,013	$420,444	$428,419	$424,283	$425,034
Y/Y Growth	7%	1%	8%	7%	5%
Total Non-GAAP Costs and Expenses	$351,787	$351,503	$370,692	$363,032	$358,177
Y/Y Growth	6%	2%	5%	4%	2%

October 22, 2018	Cadence Q3 2018 Financial Results	5

Cadence Design Systems, Inc.

Operating Margin

	ASC 606	ASC 606	ASC 606
	Q1 2018	Q2 2018	Q3 2018

GAAP Operating Margin	16.6%	18.0%	19.5%
Non-GAAP Operating Margin	27.8%	29.8%	32.0%

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

GAAP Operating Margin	16.6%	16.2%	18.5%	17.6%	19.2%
Non-GAAP Operating Margin	27.5%	29.9%	29.5%	29.5%	31.9%

Earnings (Loss) Per Share

	ASC 606	ASC 606	ASC 606
	Q1 2018	Q2 2018	Q3 2018

GAAP Net Income Per Share	$0.26	$0.27	$0.35
Non-GAAP Net Income Per Share	$0.40	$0.45	$0.49

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

GAAP Net Income (Loss) Per Share	$0.29	$(0.05)	$0.30	$0.26	$0.34
Y/Y Growth	26%	(136)%	20%	4%	17%
Non-GAAP Net Income Per Share	$0.35	$0.39	$0.44	$0.44	$0.49
Y/Y Growth	17%	15%	38%	29%	40%

Total DSO

	ASC 606	ASC 606	ASC 606
	Q1 2018	Q2 2018	Q3 2018

DSO	41	39	42

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

DSO	34	36	38	36	39

October 22, 2018	Cadence Q3 2018 Financial Results	6

Cadence Design Systems, Inc.

Balance Sheet and Cash Review

Cash Flow from Operating Activities

(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Net Cash from Operating Activities	$89,314	$126,856	$157,647	$205,266	$109,954

Capital Expenditures

(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Capital Expenditures	$12,188	$18,225	$13,128	$17,977	$10,656

Cash and Short-Term Investments

(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Cash and Short-Term Investments	$682,419	$692,542	$752,434	$825,382	$550,031

•	Approximately 25 percent of our cash and short-term investments were in the U.S. at quarter-end.

Stock Repurchase

(In Thousands, Except Share Price)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Share Repurchase	$50,013	$50,012	$50,013	$50,012	$50,011
Number of Shares	1,331	1,164	1,289	1,224	1,098
Average Share Price	$37.58	$42.97	$38.80	$40.86	$45.55

Employees

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Headcount	7,233	7,214	7,229	7,288	7,417

October 22, 2018	Cadence Q3 2018 Financial Results	7

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect cash flow, liquidity, reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party. In addition, the actual timing and amount of Cadence's repurchase of its common stock under the existing authorization will be subject to business and market conditions, corporate and regulatory requirements, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

Cadence's non-GAAP net income for the fourth quarter of 2017 excludes the effect of the transition tax expense and income tax expense related to the reduction in value of the deferred tax assets caused by the U.S. corporate tax rate reduction. Cadence management believes it is useful to exclude these tax expenses since it does not expect these tax expenses to be recorded frequently.

Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

October 22, 2018	Cadence Q3 2018 Financial Results	8

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

	ASC 606	ASC 606	ASC 606
(In Thousands)	Q1 2018	Q2 2018	Q3 2018

GAAP total costs and expenses	$431,480	$425,335	$428,838

Reconciling items to non-GAAP total costs and expenses
Amortization of acquired intangibles	(13,907)	(13,509)	(12,975)
Stock-based compensation expense	(37,901)	(40,956)	(46,264)
Non-qualified deferred compensation expenses	(127)	(468)	(1,120)
Restructuring and other credits	1,991	447	172
Acquisition and integration-related costs	(7,783)	(6,765)	(6,670)
Non-GAAP total costs and expenses†	$373,753	$364,084	$361,981

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(In Thousands)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

GAAP total costs and expenses	$405,013	$420,444	$428,419	$424,283	$425,034

Reconciling items to non-GAAP total costs and expenses
Amortization of acquired intangibles	(13,618)	(13,741)	(13,907)	(13,509)	(12,975)
Stock-based compensation expense	(36,090)	(36,015)	(37,901)	(40,956)	(46,264)
Non-qualified deferred compensation expenses	(2,825)	(1,295)	(127)	(468)	(1,120)
Restructuring and other (charges) credits	55	(12,178)	1,991	447	172
Acquisition and integration-related costs	(748)	(5,712)	(7,783)	(6,765)	(6,670)
Non-GAAP total costs and expenses†	$351,787	$351,503	$370,692	$363,032	$358,177

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 22, 2018	Cadence Q3 2018 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	ASC 606	ASC 606	ASC 606	ASC 606
	Q1 2018	Q2 2018	Q3 2018	Q4 2018E

GAAP operating margin as percent of total revenue	17%	18%	19%	18% - 19%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	3%	3%	3%	2%
Stock-based compensation expense	7%	8%	9%	8%
Non-qualified deferred compensation expenses	0%	0%	0%	0%
Restructuring and other charges (credits)	0%	0%	0%	0%
Acquisition and integration-related costs	1%	1%	1%	1%
Non-GAAP operating margin as percent of total revenue†	28%	30%	32%	29% - 30%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

GAAP operating margin as percent of total revenue	17%	16%	18%	18%	19%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	3%	3%	3%	3%	3%
Stock-based compensation expense	7%	7%	7%	8%	9%
Non-qualified deferred compensation expenses	1%	0%	0%	0%	0%
Restructuring and other charges (credits)	0%	3%	0%	0%	0%
Acquisition and integration-related costs	0%	1%	1%	1%	1%
Non-GAAP operating margin as percent of total revenue†	28%	30%	29%	30%	32%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 22, 2018	Cadence Q3 2018 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	ASC 605	ASC 605	ASC 605	ASC 606
	2016	2017	2018E	2018E

GAAP operating margin as percent of total revenue	13%	17%	~18.4%	17.8% - 18.3%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	3%	2.5%	2.5%
Stock-based compensation expense	6%	7%	8.0%	8.0%
Non-qualified deferred compensation expenses	0%	0%	0.1%	0.1%
Restructuring and other charges (credits)	2%	1%	-0.1%	-0.1%
Acquisition and integration-related costs	1%	0%	1.2%	1.2%
Non-GAAP operating margin as percent of total revenue†	26%	28%	~30.1%	29.5% - 30.0%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 22, 2018	Cadence Q3 2018 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

	ASC 606	ASC 606	ASC 606	ASC 606
(In Thousands, Except Per Share Data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018E

Diluted net income per share on a GAAP basis	$0.26	$0.27	$0.35	$0.27 - $0.29
Amortization of acquired intangibles	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.13	0.14	0.16	0.15
Non-qualified deferred compensation expenses	—	—	—	—
Restructuring and other charges (credits)	(0.01)	—	—	—
Acquisition and integration-related costs	0.03	0.02	0.02	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets *	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.06)	(0.03)	(0.09)	(0.03)
Diluted net income per share on a non-GAAP basis †	$0.40	$0.45	$0.49	$0.46 - $0.48

Shares used in calculation of diluted net income per share - GAAP **	281,651	280,774	281,646
Shares used in calculation of diluted net income per share - non-GAAP **	281,651	280,774	281,646

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 22, 2018	Cadence Q3 2018 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income (Loss) Per Share to Non-GAAP Diluted Net Income Per Share

	ASC 605	ASC 605	ASC 605	ASC 605	ASC 605
(In Thousands, Except Per Share Data)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Diluted net income (loss) per share on a GAAP basis	$0.29	$(0.05)	$0.30	$0.26	$0.34
Amortization of acquired intangibles	0.05	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.13	0.13	0.13	0.14	0.16
Non-qualified deferred compensation expenses	0.01	—	—	—	—
Restructuring and other charges (credits)	—	0.04	(0.01)	—	—
Acquisition and integration-related costs	—	0.02	0.03	0.02	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets *	(0.04)	(0.01)	—	—	—
Income tax related to transition tax	—	0.24	—	—	—
Income tax related to tax rate change	—	0.09	—	—	—
Income tax effect of non-GAAP adjustments	(0.09)	(0.12)	(0.06)	(0.03)	(0.08)
Diluted net income per share on a non-GAAP basis †	$0.35	$0.39	$0.44	$0.44	$0.49

Shares used in calculation of diluted net income (loss) per share - GAAP **	281,400	273,157	281,651	280,774	281,646
Shares used in calculation of diluted net income per share - non-GAAP **	281,400	282,206	281,651	280,774	281,646

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

** Shares used in the calculation of GAAP net income (loss) per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 22, 2018	Cadence Q3 2018 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

	ASC 605	ASC 605	ASC 605	ASC 606
(In Thousands, Except Per Share Data)	2016	2017	2018E	2018E

Diluted net income per share on a GAAP basis	$0.70	$0.73	~$1.18	$1.15 - $1.17
Amortization of acquired intangibles	0.21	0.20	0.19	0.19
Stock-based compensation expense	0.37	0.46	0.60	0.60
Non-qualified deferred compensation expenses	0.01	0.02	0.01	0.01
Restructuring and other charges (credits)	0.14	0.03	(0.01)	(0.01)
Acquisition and integration-related costs	0.04	0.03	0.09	0.09
Other income or expense related to investments and non-qualified deferred compensation plan assets *	(0.02)	(0.05)	(0.01)	(0.01)
Income tax related to transition tax	—	0.24	—	—
Income tax related to tax rate change	—	0.09	—	—
Income tax effect of non-GAAP adjustments	(0.24)	(0.35)	(0.20)	(0.22)
Diluted net income per share on a non-GAAP basis †	$1.21	$1.40	~$1.85	$1.80 - $1.82

Shares used in calculation of diluted net income per share - GAAP **	291,256	280,221	281 - 283M	281 - 283M
Shares used in calculation of diluted net income per share - non-GAAP **	291,256	280,221	281 - 283M	281 - 283M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 22, 2018	Cadence Q3 2018 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

		Previous	Current
(In Millions)	FY 2017A	FY 2018E	FY 2018E

GAAP total other income and expense	$(8.9)	$(26) - $(19)	$(20) - $(17)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(15.7)	(2)	(3)
Non-GAAP total other income and expense†	$(24.6)	$(28) - $(21)	$(23) - $(20)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 22, 2018	Cadence Q3 2018 Financial Results	15

Cadence Design Systems, Inc.

APPENDIX II
The following table summarizes the effects of adopting Topic 606 on Cadence’s condensed consolidated balance sheet as of September 29, 2018:

(In Millions)	As reported under Topic 606	Adjustments	Balances under Prior GAAP

Receivables, net	$240,836	$(21,647)	$219,189
Prepaid expenses and other	66,979	(11,789)	55,190
Long-term receivables	4,395	1,453	5,848
Other assets	232,540	(12,663)	219,877
Accounts payable and accrued liabilities*	212,153	(22,623)	189,530
Current portion of deferred revenue	329,168	51,315	380,483
Long-term portion of deferred revenue	49,343	13,639	62,982
Retained earnings	674,284	(87,726)	586,558
Accumulated other comprehensive loss	(22,351)	749	(21,602)

* Cadence has certain arrangements under which consideration is received from customers prior to identifying the specific goods or services to be delivered under the contract. Cadence records an accrued liability on a contract-by-contract basis at the end of each reporting period for cash consideration received.

The following table summarizes the effects of adopting Topic 606 on Cadence’s condensed consolidated income statement for the three months ended September 29, 2018:

(In Millions)	As reported under Topic 606	Adjustments	Balances under Prior GAAP

Product and maintenance revenue	$494,990	$(5,505)	$489,485
Services revenue	37,478	(1,004)	36,474
Cost of product and maintenance	36,406	(2,654)	33,752
Marketing and sales expense	108,608	(1,150)	107,458
Provision for income taxes	241	1,953	2,194
Net income	99,318	(4,658)	94,660
Net income per share - basic	0.36	(0.01)	0.35
Net income per share - diluted	0.35	(0.01)	0.34

October 22, 2018	Cadence Q3 2018 Financial Results	16

Cadence Design Systems, Inc.

The following table summarizes the effects of adopting Topic 606 on Cadence’s condensed consolidated income statement for the nine months ended September 29, 2018:

(In Millions)	As reported under Topic 606	Adjustments	Balances under Prior GAAP

Product and maintenance revenue	$1,463,469	$(3,941)	$1,459,528
Services revenue	104,703	2,296	106,999
Cost of product and maintenance	118,263	(2,791)	115,472
Marketing and sales expense	327,056	(5,126)	321,930
Provision for income taxes	20,401	2,359	22,760
Net income	247,352	3,913	251,265
Net income per share - basic	0.90	0.02	0.92
Net income per share - diluted	0.88	0.01	0.89

October 22, 2018	Cadence Q3 2018 Financial Results	17